GUARANTY
                                 (Designs, Inc.)


         This Guaranty dated this 31st day of October, 1998 is made by Designs, Inc., a Delaware corporation (the "Guarantor"), in favor of LDJV Inc., a Delaware corporation (the "LOS Partner") and the Affiliates (as defined in the Glossary referenced below) of the LOS Partner.

         WHEREAS, the Guarantor owns all of the capital stock of Designs JV Corp. (the "Designs Partner");

         WHEREAS, the Designs Partner and the LOS Partner (collectively, the "Partners") formed The Designs/OLS Partnership (the "Partnership") pursuant to a Partnership Agreement dated as of January 28, 1995 (the "Original Partnership Agreement") to own and operate retail stores in a specified territory;

         WHEREAS, the Partners propose to enter into an Amendment and Distribution Agreement dated as of the date of this Guaranty (the "Distribution Agreement") which will amend the Original Partnership Agreement and provide for, among other things, the distribution of certain partnership assets and liabilities to the Partners and the termination, dissolution and winding up of the Partnership;

         WHEREAS, the Original Partnership Agreement, as amended by the Distribution Agreement, contains certain obligations of the Designs Partner to the LOS Partner and the LOS Partner's Affiliates that will survive the dissolution of the Partnership, including an obligation by the Designs Partner to indemnify the LOS Partner and the LOS Partner's Affiliates and hold them harmless from and against certain liabilities; and

         WHEREAS, the Guarantor wishes to execute this Guaranty and deliver it to the LOS Partner in order to induce the LOS Partner to enter into the Distribution Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Guarantor agrees as follows:

         1. Definitions. Capitalized terms used, but not otherwise defined, in this Guaranty shall have the meanings given them in the Glossary which was executed simultaneously with the Original Partnership Agreement, as such Glossary is being amended by the Distribution Agreement.

         2. Unconditional Guarantee. The Guarantor hereby irrevocably and unconditionally guarantees the payment and performance of all Guaranteed Obligations when due. As used herein, the term "Guaranteed Obligations" means any and all liabilities, debts and obligations of the Designs Partner to the LOS Partner and the LOS Partner's Affiliates, including, without limitation, the indemnification obligations set forth in Article 19 of the Original Partnership Agreement, as amended by Section 10.1(o) of the Distribution Agreement.

         3. Primary Obligation of Guarantor. The obligations of the Guarantor are primary, with no recourse necessary by the LOS Partner or any Affiliate of the LOS Partner against the Designs Partner or any collateral that may be given to secure the Guaranteed Obligations prior to proceeding against the Guarantor.

         4. Waiver of Acceptance, Etc. To the fullest extent permitted by law, the Guarantor hereby waives diligence, presentment, protest, notice of dishonor, demand for payment, extension of time of payment, notice of acceptance of this Guaranty, nonpayment at maturity and all other notices and demands of any other kind and all other suretyship defenses. The Guarantor consents to all forbearances, indulgences and extensions of the time of payment or performance of the Guaranteed Obligations, to all changes in the terms thereof hereafter made and to all substitutions for, and exchanges and releases of, all or any part of any collateral therefor and agrees that the obligations hereunder shall not be impaired, modified or released or limited thereby; it being the intention hereof that the Guarantor shall remain liable until the Guaranteed Obligations have been fully paid and the terms, covenants and conditions thereof have been fully performed and observed by the Designs Partner, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of the Guarantor or the Designs Partner. The Guarantor hereby agrees that no invalidity, lack of genuineness, lack of authority or unenforceability of any document or agreement or any part thereof shall affect or impair its liability under this Guaranty. The obligations of the Guarantor hereunder shall not be affected by any fraudulent, illegal, or improper act by the Designs Partner, nor by any release, discharge, or invalidation, by operation of law (including the Federal Bankruptcy Code) or otherwise, of any of the Guaranteed Obligations.

         5. Reliance. The Guarantor acknowledges that the LOS Partner is relying on this Guaranty in entering into the Distribution Agreement.

         6. Termination of Guaranty. This Guaranty shall continue to be effective until the earlier of: (a) such time as the Guaranteed Obligations have been paid in full and the terms, covenants and conditions thereof have been fully performed and observed by the Designs Partner; or (b) the delivery of written notice of termination dated and signed by a duly authorized officer of the LOS Partner, which notice of termination includes specific reference to this provision. Notwithstanding the expiration or earlier termination of this Guaranty, the Guarantor shall remain liable after the time of such expiration or termination for all Guaranteed Obligations, accrued or contingent, outstanding at such time.

         7. Costs. In addition to its obligations under Section 1 above, the Guarantor agrees to pay all costs and expenses reasonably incurred by the LOS Partner or any Affiliate of the LOS Partner in the enforcement or collection of any of the Guaranteed Obligations, including reasonable attorneys' fees.


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         8. No Third Party Beneficiaries. This Guaranty is intended solely for the benefit of the LOS Partner and its Affiliates. Nothing in this Guaranty shall be construed to create any duty to, standard of care with reference to, any liability to, or any right of suit or action in, any person other than the LOS Partner and its Affiliates.

         9. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and to be performed within Delaware by Delaware residents.

         10. Entire Agreement; Amendment. This Guaranty sets forth the entire agreement and understanding among the Guarantor, the LOS Partner and the Affiliates of the LOS Partner concerning the guaranty provided by the Guarantor hereby to the LOS Partner and its Affiliates, and supersedes all prior agreements, understandings, discussions and negotiations among the Guarantor, the LOS Partner and the Affiliates of the LOS Partner concerning the subject matter of this Guaranty. No such prior agreements, understandings, discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provision hereof may be altered, amended, waived, cancelled or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the LOS Partner.

         11. Binding Effect. This instrument shall inure to the benefit of the LOS Partner and its Affiliates, and their respective successors and assigns, shall be binding upon the successors and assigns of the Guarantor, and shall apply to all liabilities of the Designs Partner and any successor to or affiliate of the Designs Partner by operation of law.

         12. Severability. Any determination that any provision hereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any provision contained herein. It is the intention of the Guarantor that the provisions of the within Guaranty be liberally construed to the end that the LOS Partner and its Affiliates may be put in as good a position as if the Designs Partner had promptly, punctually, and faithfully performed all Guaranteed Obligations and the Guarantor had promptly, punctually, and faithfully performed hereunder.

         13. Waiver; Remedies. No failure or delay on the part of the LOS Partner or any Affiliate of the LOS Partner in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the LOS Partner or any Affiliate of the LOS Partner would otherwise have.

                                    * * * * *

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         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.


                                                 DESIGNS, INC.


                                                 By /s/ Joel H. Reichman
                                                       ________________________
                                                       Joel H. Reichman
                                                       President